Exhibit 10.14

Note Conversion Agreement

July 25, 2023

This Note Conversion Agreement (the “Agreement”) is made as of July 25, 2023 between Halo Collective Inc., an Ontario corporation (the “Holder”), and Akanda Corp., an Ontario corporation (the “Debtor”), in connection with a promissory note with a principal amount of US$328,000 dated January 26, 2023 issued by the Debtor to the Holder (the “Note”).

1. Issuance of Common Shares. Holder and Debtor have agreed to convert $360,960 of the amount owing under the Note, including principal and accrued interest, into Common Shares of the Debtor at $0.62 per share (the “Conversion Shares”). Debtor agrees to issue the Conversion Shares to the Holder fifteen (15) days after providing written notice to The Nasdaq Capital Market. Both parties agree and acknowledge that after the issuance of the Conversion Shares, the Note, including all unpaid outstanding principal and accrued interest shall be fully paid and the Note shall have a balance of $0.

2. Representations of Holder. The Holder makes the following representations:

(a) No portion of the Note has been assigned, pledged or transferred and the Holder owns the Note free and clear of any liens or encumbrances;

(b) Holder is acquiring the Conversion Shares for its own account, it is acquiring such Conversion Shares not for the benefit of any other person, and not with a view to the resale or distribution of the Conversion Shares;

(c) Holder is not acting for the account or benefit of a U.S. person or a person within the United States, and the offer and sale of the Conversion Shares to the Holder has been effected in reliance on Rule 903 of Regulation S of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

(d) Holder has knowledge in financial and business affairs, is capable of evaluating the merits and risks of an investment in the Conversion Shares and Holder has not received an offering memorandum or similar disclosure documents;

(e) Holder has been given an adequate opportunity to ask questions of, and receive answers from, the officers of the Debtor concerning the sale of the Conversion Shares and to obtain such additional information as the Holder deems necessary in order to evaluate an investment in the Debtor and the Debtor has provided all information requested by the Holder;

(f) none of the Conversion Shares have been registered under the Securities Act or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S of the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; and

(g) Holder has duly executed and delivered this Agreement to the Debtor and it constitutes a valid and binding agreement of the Holder enforceable against the Holder in accordance with its terms.

3. Notices. All notices, requests, demands and other communications hereunder shall be subject to the provisions under the Note.

4. Governing Law. This AGREEMENT shall be governed by, and construed and interpreted in accordance with, the province of ontario without regard to the principles of conflict of law thereof.

5. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page to this Note follows]

IN WITNESS WHEREOF, the Debtor and Holder duly executed and delivered this Agreement as of the date first written above.

Akanda Corp.

By:
Name:
Title:

Halo Collective Inc.

By:
Name:
Title:

3